MERRILL LYNCH
TEXAS
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
          Performance

Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Texas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                      #16054 -- 1/97






Merrill Lynch Texas Municipal Bond Fund           January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond
Index, declined over 20 basis points to approximately 5.80%.
However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose
35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New long-term bond issuance in Texas was slightly higher than that in the national marketplace, although overall Texas issuance has declined recently. During the six months ended January 31, 1997, over $5.1 billion in long-term securities was issued by Texas municipalities, a decline of over 5% compared to the same period in 1996. Likewise, during the three months ended January 31, 1997, $3 billion in municipal bonds was issued in Texas, a decline of 10% compared to same period in 1996. This decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position. While 1997 annual issuance is expected to be similar to that of 1996, more advantageous supply conditions are not expected until late 1997. Consequently, we expect to remain fully invested throughout much of 1997.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Texas
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

March 4, 1997


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge
(front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class
C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                12 Month    3 Month
                                                                1/31/97   10/31/96    1/31/96   % Change   % Change
Class A Shares*                                                  $10.64     $10.67     $11.00     -3.27%     -0.28%
Class B Shares*                                                   10.64      10.67      11.00     -3.27      -0.28
Class C Shares*                                                   10.65      10.69      11.01     -3.27      -0.37
Class D Shares*                                                   10.66      10.69      11.02     -3.27      -0.28
Class A Shares -- Total Return*                                                                   +2.02(1)   +1.11(2)
Class B Shares -- Total Return*                                                                   +1.51(3)   +0.98(4)
Class C Shares -- Total Return*                                                                   +1.40(5)   +0.86(6)
Class D Shares -- Total Return*                                                                   +1.93(7)   +1.09(8)
Class A Shares -- Standardized 30-day Yield                        4.81%
Class B Shares -- Standardized 30-day Yield                        4.50%
Class C Shares -- Standardized 30-day Yield                        4.39%
Class D Shares -- Standardized 30-day Yield                        4.71%

*    Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)  Percent change includes reinvestment of $0.572 per share ordinary income dividends.
(2)  Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(3)  Percent change includes reinvestment of $0.517 per share ordinary income dividends.
(4)  Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(5)  Percent change includes reinvestment of $0.506 per share ordinary income dividends.
(6)  Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(7)  Percent change includes reinvestment of $0.562 per share ordinary income dividends.
(8)  Percent change includes reinvestment of $0.152 per share ordinary income dividends.



Performance Summary -- Class A Shares

                                Net Asset Value       Capital Gains
Period Covered                Beginning    Ending      Distributed      Dividends Paid*          % Change**
8/30/91 -- 12/31/91             $10.00    $10.25           --               $0.242                + 4.97%
1992                             10.25     10.59           --                0.722                +10.70
1993                             10.59     11.15         $0.094              0.775                +13.81
1994                             11.15      9.98           --                0.589                - 5.28
1995                              9.98     11.00           --                0.578                +16.38
1996                             11.00     10.68           --                0.563                + 2.35
1/1/97 -- 1/31/97                10.68     10.64           --                0.041                + 0.10
                                                   Total $0.094       Total $3.510
                                                           Cumulative total return as of 1/31/97: +49.35%**

*   Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Performance Summary -- Class B Shares

                                Net Asset Value       Capital Gains
Period Covered                Beginning    Ending      Distributed      Dividends Paid*          % Change**
8/30/91 -- 12/31/91             $10.00    $10.25           --               $0.224                + 4.79%
1992                             10.25     10.59           --                0.669                +10.14
1993                             10.59     11.15         $0.094              0.719                +13.24
1994                             11.15      9.98           --                0.536                - 5.76
1995                              9.98     11.00           --                0.524                +15.80
1996                             11.00     10.68           --                0.508                + 1.83
1/1/97 -- 1/31/97                10.68     10.64           --                0.037                + 0.06
                                                   Total $0.094       Total $3.217
                                                           Cumulative total return as of 1/31/97: +45.31%**

*   Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary -- Class C Shares
                                Net Asset Value       Capital Gains
Period Covered                Beginning    Ending      Distributed      Dividends Paid*          % Change**
10/21/94 -- 12/31/94            $10.16     $9.98           --               $0.097                - 0.80%
1995                              9.98     11.01           --                0.512                +15.77
1996                             11.01     10.69           --                0.497                + 1.72
1/1/97 -- 1/31/97                10.69     10.65           --                0.036                + 0.05
                                                                      Total $1.142
                                                           Cumulative total return as of 1/31/97: +16.87%**

*   Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary -- Class D Shares
                                Net Asset Value       Capital Gains
Period Covered                Beginning    Ending      Distributed      Dividends Paid*          % Change**
10/21/94 -- 12/31/94            $10.16   $  9.99           --               $0.111                - 0.57%
1995                              9.99     11.02           --                0.568                +16.36
1996                             11.02     10.69           --                0.553                + 2.16
1/1/97 -- 1/31/97                10.69     10.66           --                0.040                + 0.19
                                                                      Total $1.272
                                                           Cumulative total return as of 1/31/97: +18.42%**

*   Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return

                            % Return Without          % Return With
                              Sales Charge            Sales Charge**
Class A Shares*
Year Ended 12/31/96              +2.35%                  -1.75%
Five Years Ended 12/31/96        +7.29                   +6.41
Inception (8/30/91)
through 12/31/96                 +7.78                   +6.96

*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.

                            % Return                  % Return
                          Without CDSC               With CDSC**
Class B Shares*
Year Ended 12/31/96              +1.83%                  -2.05%
Five Years Ended 12/31/96        +6.74                   +6.74
Inception (8/30/91)
through 12/31/96                 +7.24                   +7.24

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.

                            % Return                  % Return
                          Without CDSC               With CDSC**
Class C Shares*
Year Ended 12/31/96              +1.72%                  +0.75%
Inception (10/21/94)
through 12/31/96                 +7.34                   +7.34

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.

                            % Return Without          % Return With
                              Sales Charge            Sales Charge**
Class D Shares*
Year Ended 12/31/96              +2.16%                  -1.93%
Inception (10/21/94)
through 12/31/96                 +7.91                   +5.93

*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.




Merrill Lynch Texas Municipal Bond Fund                                                                     January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P       Moody's      Face                                                                                            Value
Ratings  Ratings      Amount                                      Issue                                              (Note 1a)

Texas -- 100.2%

BB+      Baa2        $1,500  Alliance Airport Authority Incorporated, Texas, Special Facilities Revenue Bonds
                             (AMR Corp./American Airlines, Incorporated Project), AMT, 7% due 12/01/2011              $1,658
AAA      NR*          1,915  Cameron County, Texas, Housing Finance Corporation, S/F Mortgage Revenue Refunding
                             Bonds, Series B-1, 6.75% due 9/01/2025 (d)(e)                                             2,008
NR*      Aaa          2,500  Coppell, Texas, Independent School District, Refunding, UT, 5.375% due 8/15/2020          2,395
AAA      Aaa          1,000  Dallas-Fort Worth, Texas, International Airport Facilities Improvement Corporation
                             Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60% due 5/01/2032                     1,060
NR*      A2           2,000  Ector County, Texas, Hospital District, Hospital Revenue Bonds (Medical Center Hospital),
                             7.30% due 4/15/2002 (g)                                                                   2,285
BBB      Baa1         1,750  Gulf Coast, Texas, Waste Disposal Authority, Solid Waste Disposal Revenue Bonds
                             (Champion International Corporation Project), AMT, 7.25% due 4/01/2017                    1,856
A-       A            1,000  Harris County, Texas, Health Facilities Development Corporation, Hospital Crossover
                             Revenue Refunding Bonds (Memorial Hospital System Project), 7.125% due 6/01/2015          1,081
                             Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds:
A-       A2           2,000  (Memorial Hospital Systems Project), Series A, 6.625% due 6/01/2024                       2,129
A1+      NR*          2,600  (Methodist Hospital), VRDN, 3.65% due 12/01/2025 (a)                                      2,600
AA       Aa           2,000  (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due 2/15/2012                 2,105
BBB+     Baa1         1,000  Harris County, Texas, Industrial Development Corporation, Marine Terminals and Water,
                             PCR, Refunding (GATX Terminals Corporation Project), 6.625% due 2/01/2024                 1,037
AAA      NR*          1,250  Hillsboro, Texas, Independent School District, Refunding, UT, 5.25% due 8/15/2021         1,173
AAA      Aaa          1,010  Houston, Texas, Airport System, Sub-Lien Revenue Bonds, Series B, 6.625%
                             due 7/01/2022 (c)                                                                         1,093
AAA      NR*          2,000  Laredo, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds (Mortgage
                             Backed Securities Program), AMT, 6.95% due 10/01/2027 (d)(e)                              2,090
NR*      A            1,000  Laredo, Texas, International Toll Bridge Revenue Bonds, 7% due 10/01/2002 (g)             1,124
AAA      Aaa          1,000  Longview, Texas, Water and Sewer Revenue Bonds, 5% due 3/01/2015 (b)                        934
                             Matagorda County, Texas, Navigation District No. 1:
A        A2           3,100  PCR (Central Power and Light Company Project), 7.50% due 12/15/2014                       3,410
AAA      Aaa          1,000  Refunding (Houston Light and Power Company), Series C, 7.125% due 7/01/2019 (c)           1,074
BBB      NR*          1,500  Midland County, Texas, Hospital District Revenue Bonds (Midland Memorial Hospital),
                             7.50% due 6/01/2016                                                                       1,600
                             North Central Texas, Health Facilities Development Corporation (g):
AA       Aa           3,000  (Baylor University Medical Center), INFLOS, Series A, 9.968% due 5/15/2001 (f)            3,630
AAA      Aaa          4,000  (Presbyterian Health Systems), 6.685% due 6/01/2001 (b)                                   4,398
                             Port Neches-Groves, Texas, Independent School District, UT:
AAA      Aaa          1,000  5% due 2/15/2015                                                                            935
AAA      Aaa          1,000  5% due 2/15/2016                                                                            927
AAA      Aaa          1,000  5% due 2/15/2017                                                                            925
NR*      VMIG1+         500  Port of Port Arthur, Texas, Navigational District, PCR, Refunding (Texaco Incorporated
                             Project), VRDN, 3.70% due 10/01/2024 (a)                                                    500
AAA      Aaa          3,000  Red River Authority, Texas, PCR, Refunding (West Texas Utilities Co.- Public Service Co.
                             of Oklahoma - Central Power and Light Co.), 6% due 6/01/2020 (b)                          3,067
NR*      Aaa          2,500  Socorro, Texas, Independent School District, UT, 5.125% due 2/15/2027                     2,301
                             Southeast Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds, AMT (d):
NR*      Aaa          2,730  Series A, 8% due 11/01/2025                                                               3,101
NR*      Aaa          1,555  Series B, 8.50% due 11/01/2025                                                            1,770
A+       Aa           1,260  Texas Housing Agency, S/F Mortgage Revenue Refunding Bonds, Series A, 7.15%
                             due 9/01/2012                                                                             1,306
AAA      Aaa          1,360  Texas National Research Laboratory Commission Financing Corporation, Lease
                             Revenue Bonds (Superconducting, Super Collider Project), 7.10% due 12/01/2001 (g)         1,536
AAA      NR*            500  Texas State Department of Housing and Community Affairs, Home Mortgage Revenue
                             Refunding Bonds, Series A, 6.95% due 7/01/2023 (d)                                          526
BBB+     NR*          2,330  Texas State, Public Property Finance Corporation Revenue Bonds (Mental Health /
                             Mental Retardation), 6.20% due 9/01/2016                                                  2,316
AA       Aa           4,000  Texas State, UT, Series B1 and B2, 6.20% due 9/30/2011                                    4,337
AA       Aa             965  Texas State, Veterans Housing Assistance, AMT, UT, Fund II, Series A, 7% due 12/01/2025   1,015
AA       Aa           3,225  Texas State, Water Development Board, GO, UT, 7% due 8/01/2020                            3,590
AAA      NR*            395  Travis County, Texas, Housing Finance Corporation, Residential Mortgage Revenue
                             Refunding Bonds, Series A, 7% due 12/01/2011 (d)(e)                                         418
BBB      Baa2         1,700  West Side Calhoun County, Texas, Navigation District, Solid Waste Disposal Revenue
                             Bonds (Union Carbide Chemicals and Plastics), AMT, 8.20% due 3/15/2021                    1,896

Total Investments (Cost -- $67,047) -- 100.2%                                                                         71,206
Liabilities in Excess of Other Assets -- (0.2%)                                                                         (159)
                                                                                                                   ---------
Net Assets -- 100.0                                                                                                  $71,047
                                                                                                                   =========
(a)  The interest rate is subject to change periodically based upon prevailing market rates.
     The interest rate shown is the rate in effect at January 31, 1997.
(b)  MBIA Insured.
(c)  FGIC Insured.
(d)  GNMA Collateralized.
(e)  FNMA Collateralized.
(f)  The interest rate is subject to change periodically and inversely based upon prevailing market rates.
     The interest rate shown is the rate in effect at January 31, 1997.
(g)  Prerefunded.
+    Highest short-term rating by Moody's Investors Service, Inc.
*    Not Rated.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Texas Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single - Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost -- $67,047,147)(Note 1a)                              $71,205,660
                    Cash                                                                                              69,104
                    Receivables:
                    Interest                                                                       $1,194,032
                    Beneficial interest sold                                                          136,980
                    Securities sold                                                                    10,298      1,341,310
                                                                                                 ------------
                    Deferred organization expenses (Note 1e)                                                             654
                    Prepaid registration fees and other assets (Note 1e)                                               8,920
                                                                                                                ------------
                    Total assets                                                                                  72,625,648
                                                                                                                ------------

Liabilities:        Payables:
                    Securities purchased                                                            1,175,338
                    Beneficial interest redeemed                                                      213,203
                    Dividends to shareholders (Note 1f)                                                58,036
                    Investment adviser (Note 2)                                                        34,342
                    Distributor (Note 2)                                                               26,908      1,507,827
                                                                                                 ------------
                    Accrued expenses and other liabilities                                                            71,012
                                                                                                                ------------
                    Total liabilities                                                                              1,578,839
                                                                                                                ------------
Net Assets:         Net assets                                                                                   $71,046,809
                                                                                                                ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                                $93,111
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                561,670
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                  9,608
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                  3,260
                    Paid-in capital in excess of par                                                              68,442,457
                    Accumulated realized capital losses on investments -- net (Note 5)                            (1,998,606)
                    Accumulated distributions in excess of realized capital gains --
                    net (Note 1f)                                                                                   (223,204)
                    Unrealized appreciation on investments  -- net                                                 4,158,513
                                                                                                                ------------
                    Net assets                                                                                   $71,046,809
                                                                                                                ============

Net Asset Value:    Class A -- Based on net assets of $9,908,599 and 931,112 shares of
                    beneficial interest outstanding                                                                   $10.64
                                                                                                                ============
                    Class B -- Based on net assets of $59,767,313 and 5,616,697 shares of
                    beneficial interest outstanding                                                                   $10.64
                                                                                                                ============
                    Class C -- Based on net assets of $1,023,422 and 96,076 shares of
                    beneficial interest outstanding                                                                   $10.65
                                                                                                                ============
                    Class D -- Based on net assets of $347,475 and 32,602 shares of
                    beneficial interest outstanding                                                                   $10.66
                                                                                                                ============
                    See Notes to Financial Statements.




Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                            January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                      $2,298,244
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                               $204,271
                    Account maintenance and distribution fees -- Class B (Note 2)                    157,397
                    Professional fees                                                                 30,971
                    Accounting services (Note 2)                                                      28,095
                    Printing and shareholder reports                                                  16,405
                    Transfer agent fees -- Class B (Note 2)                                           16,194
                    Registration fees (Note 1e)                                                        7,746
                    Pricing fees                                                                       3,605
                    Account maintenance and distribution fees -- Class C (Note 2)                      3,311
                    Custodian fees                                                                     2,781
                    Transfer agent fees -- Class A (Note 2)                                            2,121
                    Trustees' fees and expenses                                                        1,744
                    Amortization of organization expenses (Note 1e)                                      357
                    Transfer agent fees -- Class C (Note 2)                                              345
                    Account maintenance fees -- Class D (Note 2)                                         214
                    Transfer agent fees -- Class D (Note 2)                                               93
                    Other                                                                              1,322
                                                                                                ------------
                    Total expenses                                                                                  476,972
                                                                                                               ------------
                    Investment income -- net                                                                      1,821,272
                                                                                                               ------------

Realized &          Realized gain on investments -- net                                                             225,841
Unrealized Gain on  Change in unrealized appreciation on investments -- net                                         286,079
Investments -- Net                                                                                             ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                         $2,333,192
                                                                                                               ============




Statements of Changes in Net Assets
                                                                                               For the Six         For the
                                                                                              Months Ended        Year Ended
                                                                                               January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                1997               1996

Operations:         Investment income -- net                                                   $1,821,272        $3,910,733
                    Realized gain (loss) on investments -- net                                    225,841          (491,651)
                    Change in unrealized appreciation on investments -- net                       286,079           577,503
                                                                                             ------------      ------------
                    Net increase in net assets resulting from operations                        2,333,192         3,996,585
                                                                                             ------------      ------------

Dividends to        Investment income -- net:
Shareholders        Class A                                                                      (261,612)         (553,259)
(Note 1f):          Class B                                                                    (1,522,361)       (3,298,727)
                    Class C                                                                       (26,061)          (43,024)
                    Class D                                                                       (11,238)          (15,723)
                                                                                             ------------      ------------
                    Net decrease in net assets resulting from dividends to shareholders        (1,821,272)       (3,910,733)
                                                                                             ------------      ------------

Beneficial
Interest             Net decrease in net assets derived from beneficial interest transactions  (4,589,736)       (8,419,639)
Transactions                                                                                 ------------      ------------
(Note 4):

Net Assets:          Total decrease in net assets                                              (4,077,816)       (8,333,787)
                     Beginning of period                                                       75,124,625        83,458,412
                                                                                             ------------      ------------
                     End of period                                                            $71,046,809       $75,124,625
                                                                                             ============      ============

                     See Notes to Financial Statements.




Financial Highlights
                                                                                            Class A
                                                                    For the Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                Ended
                                                                     Jan. 31,            For the Year Ended July 31,
                                                                       1997         1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                $10.57      $10.57    $10.51       $11.09     $10.84
Operating                                                              ------      ------    ------       ------     ------
Performance:       Investment income -- net                               .29         .57       .57          .60        .62
                   Realized and unrealized gain (loss) on
                   investments -- net                                     .07          --       .06         (.32)       .32
                                                                       ------      ------    ------       ------     ------
                   Total from investment operations                       .36         .57       .63          .28        .94
                                                                       ------      ------    ------       ------     ------
                   Less dividends and distributions:
                   Investment income -- net                              (.29)       (.57)     (.57)        (.60)      (.62)
                   Realized gain on investments -- net                     --          --        --         (.23)      (.07)
                   In excess of realized gain on investments -- net        --          --        --         (.03)        --
                                                                       ------      ------    ------       ------     ------
                   Total dividends and distributions                     (.29)       (.57)     (.57)        (.86)      (.69)
                                                                       ------      ------    ------       ------     ------
                   Net asset value, end of period                      $10.64      $10.57    $10.57       $10.51     $11.09
                                                                       ======      ======    ======       ======     ======
Total Investment   Based on net asset value per share                    3.44%++     5.44%     6.39%        2.41%      9.15%
Return:**                                                              ======      ======    ======       ======     ======

Ratios to Average  Expenses, net of reimbursement                         .84%*       .85%      .82%         .67%       .70%
Net Assets:                                                            ======      ======    ======       ======     ======
                   Expenses                                               .84%*       .85%      .83%         .84%       .94%
                                                                       ======      ======    ======       ======     ======
                   Investment income -- net                              5.34%*      5.29%     5.64%        5.45%      5.77%
                                                                       ======      ======    ======       ======     ======
Supplemental       Net assets, end of period (in thousands)            $9,909      $9,805   $11,012      $12,973    $14,033
Data:                                                                  ======      ======    ======       ======     ======
                   Portfolio turnover                                   27.59%     110.16%    99.40%       59.68%     56.10%
                                                                       ======      ======    ======       ======     ======

                   *  Annualized.
                   ** Total investment returns exclude the effect of sales loads.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.





Financial Highlights (continued)

                                                                                               Class B
                                                                    For the Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                Ended
                                                                     Jan. 31,              For the Year Ended July 31,
                                                                       1997         1996      1995         1994       1993
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                 $10.57      $10.57    $10.51       $11.09     $10.84
Operating                                                              ------      ------    ------       ------     ------
Performance:      Investment income -- net                                .26         .51       .52          .55        .57
                  Realized and unrealized gain (loss) on
                  investments -- net                                      .07          --       .06         (.32)       .32
                                                                       ------      ------    ------       ------     ------
                  Total from investment operations                        .33         .51       .58          .23        .89
                                                                       ------      ------    ------       ------     ------
                  Less dividends and distributions:
                  Investment income -- net                               (.26)       (.51)     (.52)        (.55)      (.57)
                  Realized gain on investments -- net                      --          --        --         (.23)      (.07)
                  In excess of realized gain on investments -- net         --          --        --         (.03)        --
                                                                       ------      ------    ------       ------     ------
                  Total dividends and distributions                      (.26)       (.51)     (.52)        (.81)      (.64)
                                                                       ------      ------    ------       ------     ------
                  Net asset value, end of period                       $10.64      $10.57    $10.57       $10.51     $11.09
                                                                       ======      ======    ======       ======     ======

Total Investment  Based on net asset value per share                     3.17%++     4.89%     5.85%        1.89%      8.60%
Return:**                                                              ======      ======    ======       ======     ======

Ratios to Average Expenses, net of reimbursement                         1.35%*      1.36%     1.33%        1.17%      1.20%
Net Assets:                                                            ======      ======    ======       ======     ======
                  Expenses                                               1.35%*      1.36%     1.34%        1.34%      1.44%
                                                                       ======      ======    ======       ======     ======
                  Investment income -- net                               4.84%*      4.78%     5.13%        4.95%      5.26%
                                                                       ======      ======    ======       ======     ======
Supplemental      Net assets, end of period (in thousands)            $59,767     $63,733   $71,783      $78,958    $72,482
Data:                                                                  ======      ======    ======       ======     ======
                  Portfolio turnover                                    27.59%     110.16%    99.40%         .68%     56.10%
                                                                       ======      ======    ======       ======     ======

                  *   Annualized.
                  **  Total investment returns exclude the effect of sales loads.
                  ++  Aggregate total investment return.

                  See Notes to Financial Statements.





Financial Highlights (concluded)
                                                                                    Class C
                                                                       For the                     For the
                                                                         Six        For the         Period
The following per share data and ratios have been derived               Months        Year         Oct. 21,
from information provided in the financial statements.                  Ended        Ended        1994+ to
                                                                       Jan. 31,     July 31,       July 31,
                                                                         1997         1996          1995
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                 $10.58        $10.57         $10.16
Operating                                                              ------        ------         ------
Performance:      Investment income-- net                                 .26           .50            .39
                  Realized and unrealized gain on investments -- net      .07           .01            .41
                                                                       ------        ------         ------
                  Total from investment operations                        .33           .51            .80
                                                                       ------        ------         ------
                  Less dividends from investment income -- net           (.26)         (.50)          (.39)
                                                                       ------        ------         ------
                  Net asset value, end of period                       $10.65        $10.58         $10.57
                                                                       ======        ======         ======

Total Investment  Based on net asset value per share                     3.11%++       4.88%          8.07%++
Return:**                                                              ======        ======         ======

Ratios to Average Expenses                                               1.46%*        1.47%          1.48%*
Net Assets:                                                            ======        ======         ======
                  Investment income -- net                               4.72%*        4.65%          4.87%*
                                                                       ======        ======         ======
Supplemental      Net assets, end of period (in thousands)             $1,023        $1,176           $501
Data:                                                                  ======        ======         ======
                  Portfolio turnover                                    27.59%       110.16%         99.40%
                                                                       ======        ======         ======


                                                                                    Class D
                                                                       For the                     For the
                                                                         Six        For the         Period
The following per share data and ratios have been derived               Months        Year          Oct. 21,
from information provided in the financial statements.                  Ended        Ended         1994+ to
                                                                       Jan. 31,     July 31,       July 31,
Increase (Decrease) in Net Asset Value:                                  1997         1996          1995

Per Share         Net asset value, beginning of period                 $10.58        $10.59         $10.16
Operating                                                              ------        ------         ------
Performance:      Investment income-- net                                 .28           .56            .44
                  Realized and unrealized gain (loss)
                  on investments -- net                                   .08          (.01)           .43
                                                                       ------        ------         ------
                  Total from investment operations                        .36           .55            .87
                                                                       ------        ------         ------
                  Less dividends from investment income -- net           (.28)         (.56)          (.44)
                                                                       ------        ------         ------
                  Net asset value, end of period                       $10.66        $10.58         $10.59
                                                                       ======        ======         ======
Total Investment  Based on net asset value per share                     3.48%++       5.23%          8.74%++
Return:**                                                              ======        ======         ======

Ratios to Average Expenses                                                .94%*         .96%           .95%*
Net Assets:                                                            ======        ======         ======
                  Investment income -- net                               5.25%*        5.15%          5.41%*
                                                                       ======        ======         ======
Supplemental      Net assets, end of period (in thousands)               $348          $411           $163
Data:                                                                  ======        ======         ======
                  Portfolio turnover                                    27.59%       110.16%         99.40%
                                                                       ======        ======         ======

                  *   Annualized.
                  **  Total investment returns exclude the effect of sales loads.
                  +   Commencement of Operations.
                  ++  Aggregate total investment return.

                  See Notes to Financial Statements.


Merrill Lynch Texas Municipal Bond Fund         January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Texas Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the con-tract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                    Account          Distribution
               Maintenance Fee            Fee

Class B             0.25%                0.25%
Class C             0.25%                0.35%
Class D             0.10%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                     MLFD               MLPF&S

Class A              $182               $1,375
Class D               $12                 $157

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $56,400 and $1,104 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $21,171,701 and $19,198,341, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                Realized        Unrealized
                                  Gains            Gains

Long-term investments          $  225,841      $  4,158,513
                               ----------      ------------
Total                          $  225,841      $  4,158,513
                               ==========      ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,158,513, of which $4,225,778 related to appreciated securities and $67,265 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $67,047,147.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,589,736 and $8,419,639 for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                              Dollar
Months Ended Jan. 31, 1997                Shares        Amount

Shares sold                               95,518     $1,016,290
Shares issued to shareholders
in reinvestment of dividends              12,466        132,341
                                       ---------      ---------
Total issued                             107,984      1,148,631
Shares redeemed                         (104,778)    (1,112,999)
                                       ---------      ---------
Net increase                               3,206        $35,632
                                       =========      =========

Class A Shares For the Year                             Dollar
Ended July 31, 1996                       Shares        Amount

Shares sold                               38,470       $413,050
Shares issued to shareholders
in reinvestment of dividends              24,896        266,171
                                       ---------      ---------
Total issued                              63,366        679,221
Shares redeemed                         (177,467)    (1,893,072)
                                       ---------      ---------
Net decrease                            (114,101)   $(1,213,851)
                                       =========      =========

Class B Shares for the Six                              Dollar
Months Ended Jan. 31, 1997                Shares        Amount

Shares sold                              219,415     $2,325,911
Shares issued to shareholders
in reinvestment of dividends              71,570        759,674
                                       ---------      ---------
Total issued                             290,985      3,085,585
Automatic conversion
of shares                                   (223)        (2,390)
Shares redeemed                         (705,649)    (7,483,068)
                                       ---------      ---------
Net decrease                            (414,887)   $(4,399,873)
                                       =========      =========

Class B Shares For the Year                             Dollar
Ended July 31, 1996                       Shares        Amount

Shares sold                              639,049     $6,853,336
Shares issued to shareholders
in reinvestment of dividends             150,166      1,605,891
                                       ---------      ---------
Total issued                             789,215      8,459,227
Automatic conversion
of shares                                 (7,859)       (83,042)
Shares redeemed                       (1,542,242)   (16,527,560)
                                       ---------      ---------
Net decrease                            (760,886)   $(8,151,375)
                                       =========      =========

Class C Shares for the
Six Months Ended                                        Dollar
January 31, 1997                          Shares        Amount

Shares sold                               25,259       $268,185
Shares issued to shareholders
in reinvestment of dividends               1,974         20,965
                                       ---------      ---------
Total issued                              27,233        289,150
Shares redeemed                          (42,348)      (449,247)
                                       ---------      ---------
Net decrease                             (15,115)     $(160,097)
                                       =========      =========

Class C Shares for the Year                             Dollar
Ended July 31, 1996                       Shares        Amount

Shares sold                               94,085     $1,013,741
Shares issued to shareholders
in reinvestment of dividends               3,298         35,266
                                       ---------      ---------
Total issued                              97,383      1,049,007
Shares redeemed                          (33,556)      (353,847)
                                       ---------      ---------
Net increase                              63,827       $695,160
                                       =========      =========

Class D Shares for the
Six Months Ended                                        Dollar
January 31, 1997                          Shares        Amount

Shares sold                                5,011        $53,639
Automatic conversion
of shares                                    223          2,390
Shares issued to shareholders
in reinvestment of dividends                 740          7,862
                                       ---------      ---------
Total issued                               5,974         63,891
Shares redeemed                          (12,155)      (129,289)
                                       ---------      ---------
Net decrease                              (6,181)      $(65,398)
                                       =========      =========

Class D Shares for the Year                             Dollar
Ended July 31, 1996                       Shares        Amount

Shares sold                               20,102       $215,896
Automatic conversion
of shares                                  7,850         83,042
Shares issued to shareholders
in reinvestment of dividends                 984         10,543
                                       ---------      ---------
Total issued                              28,936        309,481
Shares redeemed                           (5,540)       (59,054)
                                       ---------      ---------
Net increase                              23,396    $   250,427
                                       =========      =========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,052,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.